Preliminary Structural and Collateral Term Sheet

$1,154,000,000 (approximate) of Senior Certificates

J.P. Morgan Mortgage Trust 2005-S3

Mortgage Pass-Through Certificates, Series 2005-S3

12/12/2005

Features of the Transaction

- Offering consists of approximately 1,154mm of Senior Certificates.

expected to be rated AAA by at least 2 of the Rating Agencies; S&P, Moody’s, Fitch, DBRS

- The Amount of Senior Certificates is approximate and may vary.

- Multiple groups of Mortgage Loans will collateralize the transaction.

- There are approximately 2 Pools of Senior Certificates, Pools 1 & 2 consists of 4 SubGroups each which may vary.

	Preliminary Mortgage Poo(s)
	Pool 1	Pool 1	Pool 1	Pool 1	Pool 1
	Aggregate	SubGroup 1	SubGroup 2	SubGroup 3	SubGroup4
Collateral Types	30Yr	5.5% Pass-Thru	5.75 Pass-Thru	6.0% Pass-Thru	6.5% Pass-Thru
Outstanding Principal Balance	834,037,690	280,714,791	258,697,934	212,848,102	78,632,098
Number of Mortgage Loans	1415
Average Original Balance	591,181	579,572	596,986	606,311	590,313
Weighted Average Gross Coupon	6.033%	5.735%	5.974%	6.291%	6.617%
Weighted Average Maturity	357	356	356	357	358
Weighted Average Seasoning	2	3	2	2	2
Weighted Average Loan-to-Value	71%	68%	71%	73%	75%
Weighted Average FICO Score	735	746	737	725	717
Geographic Distribution	CA(39%),NY(16%)	CA(36%),NY(12%)	CA(39%),NY(16%)	CA(42%),NY(20%)	CA(40%),NY(23%)
Owner Occupied	95%	95%	95%	96%	99%
Purpose-Cash Out	35%	34%	33%	41%	33%
Interest Only	20%	7%	17%	32%	47%
Primary Servicer	Chase Mortgage (92%)
Other Services	US Central(6%), Harris(2%)

Key Terms
Issuer:	J.P. Morgan MortgageTrust
Underwriter:	J.P. Morgan Securities
Depositor:	J.P. Morgan Acceptance Corp. I
Master Servicer:	Wells Fargo
Trustee:	Wachovia Bank
Type of Issuance:	Public
Servicer Advancing:	Yes, Subject to Recoverability
Compensating Interest:	Paid, But Capped
Clean-Up Call/Optional Termination:	5% clean-up call (aggregate portfolio)
Legal Investment:	The Senior Certificates are SMEEA Eligible at Settlement.
ERISA Eligible:	The Senior Certificates are ERISA eligible subject to limitations set forth in the final prospectcus supplement.
Tax Treatment:	REMIC
Structure:	Senior/Subordinate w/ Shifting Interest and Subordinate Certificate Prepayment Lockout
Expected AAA Subordination:	3.50% +/- .50%
Rating Agencies:	At least 2 of 4; Moody’s, S&P, Fitch, Dominion
Registration:	Senior Certificates- DTC

	Preliminary Mortgage Poo(s) Data = 15 Year Jumbo
	Pool 2	Pool 2	Pool 2	Pool 2	Pool 2
	Aggregate	SubGroup 1	SubGroup 2	SubGroup 3	SubGroup4
Collateral Types	15Yr	5.0% Pass-Thru	5.25% Pass-Thru	5.5% Pass-Thru	6.0% Pass-Thru
Outstanding Principal Balance	362,280,714	59,567,708	127,904,701	139,038,570	35,412,416
Number of Mortgage Loans	614
Average Original Balance	594,253	623,678	614,719	590,677	574,511
Weighted Average Gross Coupon	5.585%	5.256%	5.472%	5.730%	5.985%
Weighted Average Maturity	176	177	176	175	175
Weighted Average Seasoning	2	2	2	2	2
Weighted Average Loan-to-Value	65%	62%	65%	67%	68^
Weighted Average FICO Score	747	754	750	744	738
Geographic Distribution	CA(22%),FL(7%)	CA(21%),NJ(8%)	CA(20%),FL(6%)	CA(22%),IL(7%)	CA(30%),FL(13%)
Owner Occupied	86%	90%	84%	88%	80%
Purpose-Cash Out	35%	36%	34%	36%	36%
Interest Only	0%	0%	0%	0%	0%
Primary Servicer	Countrywide Home Loans (79%)
Other Services	Cendant Mortgage (10%), National City (5%), Chase Mortgage (3%), Other (3%)

Time Table (approximate)
Expected Settlement	12/30/05
Cut-Off Date	12/1/05
First Distribution Date	1/25/06
Distribution Date	25th of Next Business Day

JPMSI Whole Loan Trading Desk
John Horner
Dan Lonski	212-834-2499
Ruslan Margolin
Marc Simpson

JP Morgan Securities Inc.

JP Morgan Securities Inc. Deal Summary Report	jpmmt05s3bb1

		Assumptions	Collateral
Settlement	30-Dec-205	Prepay PSA|250 PSA|300 PSA|300 PSA|350	Balance	WAC	WAM	Age	WAL	Dur
1st Pay Date	25-Jan-2006	Default 0 CDR	$1,187,000,000.00	5.899	302	2	5.326959	0.000
		Recovery 0 months
		Severity 0%

Tranche	Balance Coupon	Principal	Avg	Dur	Yield	Spread Bench Price	$@1bp	Accrued	NetNet	Dated	Notes
Name		Window	Life			bp%		Int(M)	(MM)	Date
11PT	67,550,000.00 5.500000	01/06 - 09/35	5.795942							01-Dec-05	FIX
11NS	7,000,000.00 5.500000	01/11 - 09/35	11.330743							01-Dec-05	FIX
11A	25,438,613.00 5.500000	01/06 - 06/14	3.677327							01-Dec-05	FIX
11AD	10,923,275.00 5.500000	01/06 - 03/12	3.097521							01-Dec-05	FIX
11DA	1,796,031.00 5.500000	03/12 - 06/14	7.203651							01-Dec-05	FIX
11AC	10,231,726.00 5.500000	01/06 - 08/11	2.906972							01-Dec-05	FIX
11CA	2,487,580.00 5.500000	08/11 - 06/14	6.845894							01-Dec-05	FIX
11L	9,672,775.00 5.500000	06/14 - 09/35	12.934080							01-Dec-05	FIX
11NS2	14,000,000.00 5.500000	01/11 - 09/35	11.330743							01-Dec-05	FIX
11N1	11,781,000.00 5.500000	12/07 - 02/09	2.528976							01-Dec-05	FIX
11N2	10,174,500.00 5.500000	05/09 - 08/10	3.996312							01-Dec-05	FIX
11N3	8,728,650.00 5.500000	01/11 - 02/13	5.989760							01-Dec-05	FIX

The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. for JPMAC: 333-127020 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499 (collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities.

The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information may contain certain tables and other statistical analyses (the "Computational Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS WITH THE OFFERING TO WHICH THIS COMMUNICATION RELATES.

Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

11N4	4,551,750.00	5.500000	01/14	- 09/22	10.909197	01-Dec-05	FIX
11US	17,583,379.00	5.500000	01/06	- 10/13	2.500000	01-Dec-05	FIX
11UZ	730,721.00	5.500000	10/13	- 09/35	16.235732	01-Dec-05	FIX
11SN	14,000,000.00	5.500000	01/11	- 11/18	9.033905	01-Dec-05	FIX
11AZ	49,957,269.26	5.500000	01/06	- 01/15	3.536268	01-Dec-05	FIX
11ZA	3,592,730.74	5.500000	02/15	- 09/35	16.891762	01-Dec-05	FIX
SUB1	9,800,000.00	5.500000	01/06	- 09/35	10.628224	01-Dec-05	FIX
12P1	28,714,258.00	5.750000	01/06	- 05/10	2.500000	01-Dec-05	FIX
12P2	22,674,891.00	5.750000	05/10	- 08/12	5.479155	01-Dec-05	FIX
12P3	22,219,979.00	5.750000	08/12	- 12/16	8.485577	01-Dec-05	FIX
12P4	13,462,722.00	5.750000	12/16	- 10/35	15.077528	01-Dec-05	FIX
12P5	31,957,493.00	5.750000	01/06	- 07/14	4.546257	01-Dec-05	FIX
12P6	25,348,340.00	5.750000	01/06	- 07/12	3.776236	01-Dec-05	FIX
12P7	6,609,152.00	5.750000	07/12	- 07/14	7.499547	01-Dec-05	FIX
12P8	23,156,865.00	5.750000	07/14	- 10/35	12.824917	01-Dec-05	FIX
12C	74,826,300.00	5.750000	01/06	- 08/10	2.457379	01-Dec-05	FIX
SUB2	9,030,000.00	5.750000	01/06	- 10/35	10.449451	01-Dec-05	FIX
13PT	153,435,000.00	6.000000	01/06	- 10/35	5.529233	01-Dec-05	FIX
13NS	5,300,000.00	6.000000	01/11	- 10/35	11.061674	01-Dec-05	FIX
13A	36,901,632.00	6.000000	01/06	- 02/13	3.344369	01-Dec-05	FIX
13L	8,943,368.00	6.000000	02/13	- 10/35	11.265671	01-Dec-05	FIX

The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. for JPMAC: 333-127020 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499 (collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities.

The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information may contain certain tables and other statistical analyses (the "Computational Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS WITH THE OFFERING TO WHICH THIS COMMUNICATION RELATES.

Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

SUB3	7,420,000.00	6.000000	01/06	- 10/35	10.643281	01-Dec-05	FIX
14PT	75,270,000.00	6.500000	01/06	- 10/35	4.835217	01-Dec-05	FIX
SUB4	2,730,000.00	6.500000	01/06	- 10/35	10.218865	01-Dec-05	FIX
21PT	28,467,500.00	5.000000	01/06	- 09/20	4.731878	01-Dec-05	FIX
21A	22,754,139.00	5.000000	01/06	- 06/13	3.377611	01-Dec-05	FIX
21L	5,713,361.00	5.000000	06/13	- 09/20	10.125408	01-Dec-05	FIX
SUB5	2,065,000.00	5.000000	01/06	- 09/20	7.379577	01-Dec-05	FIX
22PT	61,277,500.00	5.250000	01/06	- 08/20	4.311982	01-Dec-05	FIX
22A	24,468,541.00	5.250000	01/06	- 08/12	3.058077	01-Dec-05	FIX
22A1	20,223,152.00	5.250000	01/06	- 11/10	2.500000	01-Dec-05	FIX
22A2	4,245,388.00	5.250000	11/10	- 08/12	5.716510	01-Dec-05	FIX
22L	12,340,419.00	5.250000	08/12	- 08/20	9.284459	01-Dec-05	FIX
SUB6	4,445,000.00	5.250000	01/06	- 08/20	7.227175	01-Dec-05	FIX
23PT	66,585,000.00	5.500000	01/06	- 07/20	4.315214	01-Dec-05	FIX
23A	62,223,396.00	5.500000	01/06	- 12/15	3.791805	01-Dec-05	FIX
23L	4,361,604.00	5.500000	12/15	- 07/20	11.782247	01-Dec-05	FIX
SUB7	4,830,000.00	5.500000	01/06	- 07/20	7.230750	01-Dec-05	FIX
24PT	33,775,000.00	6.000000	01/06	- 07/20	3.967576	01-Dec-05	FIX
SUB8	1,225,000.00	6.000000	01/06	- 07/20	7.122970	01-Dec-05	FIX

The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. for JPMAC: 333-127020 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499 (collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities.

The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information may contain certain tables and other statistical analyses (the "Computational Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS WITH THE OFFERING TO WHICH THIS COMMUNICATION RELATES.

Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

Yield Curve

Swap Curve

Mat 6MO 2YR 3YR 5YR 10YR 30YR

1YR 2YR 3YR 4YR 5YR 6YR 7YR 8YR 9YR 10YR 15YR

Yld 4.269 4.413 4.417 4.421 4.519 4.718

4.787 4.900 4.922 4.946 4.976 5.003 5.028 5.052 5.075 5.102 5.204

The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. for JPMAC: 333-127020 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499 (collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities.

The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information may contain certain tables and other statistical analyses (the "Computational Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS WITH THE OFFERING TO WHICH THIS COMMUNICATION RELATES.

Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.